January 16, 2008

DORFMAN VALUE FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus
dated November 16, 2007

Effective January 22, 2008, the Dorfman Value Fund will implement a reduction in the minimum dollar amount required for subsequent investments.  The Fund’s minimum subsequent investment will be reduced from $5,000 to $2,000, and the minimum investment required for the Automatic Investment Plan will be reduced from $5,000 to $250 on a monthly or quarterly basis.  Due to these changes, the first paragraph under the “How to Purchase Shares” section of the Prospectus is revised to read as follows:

Shares of the Fund are purchased at the next NAV calculated after your purchase order is received by the Fund. The minimum initial investment in the Fund is $10,000 for IRA, Keogh and UTMA accounts, and $25,000 for all other accounts.  The minimum investment for subsequent investments in any type of account is $2,000. These minimums can be changed or waived at any time at the Fund’s discretion.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments.  To request an account application, call toll free at (888) 6-DORFMAN.

Additionally, the following paragraphs of the “How to Purchase Shares” section of the Prospectus are revised to read as follows:

Subsequent Investments.  The minimum subsequent investment for all accounts is $2,000.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at (888) 6-DORFMAN before wiring.  A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $250, on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is January 16, 2008.